Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report on Form 10-Q of Translate Bio, Inc. (the “Company”) for the quarter ended March 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), the undersigned, Brendan Smith, Chief Financial Officer and Treasurer, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge on the date hereof:

(1)	The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 6, 2021	By:	/s/ Brendan Smith
Brendan Smith Chief Financial Officer and Treasurer